UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 10, 2025

VIMEO, INC.

(Exact Name of Registrant as Specified in  Its Charter)

Delaware	001-40420	85-4334195
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

330 West 34th Street, 5th Floor New York, NY 10001	10001
(Address of principal executive offices)	Zip Code

(Registrant’s telephone number, including area code): (212) 524-8791

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01	VMEO	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 10, 2025, Vimeo, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Bending Spoons US Inc., a Delaware corporation (“Parent”), Bending Spoons S.p.A., an Italian societá per azioni (solely for purposes of the sections specified therein) (“Guarantor”), and Bloomberg Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, among other things, Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”). The board of directors of the Company unanimously approved the Merger and the Merger Agreement.

At the effective time of the Merger (the “Effective Time”), subject to the terms and conditions of the Merger Agreement, each share of common stock, par value $0.01 per share, of the Company (the “Common Stock”) and each share of Class B common stock, par value $0.01 per share, of the Company (the “Class B Common Stock” and, together with the Common Stock, the “Company Common Stock”) issued and outstanding immediately prior to the Effective Time (other than dissenting shares and shares to be canceled or converted) shall be converted into the right to receive $7.85 in cash, without interest (the “Merger Consideration”).

The Merger Agreement provides that each option to purchase shares of Company Common Stock (each, a “Company Option”) that is outstanding and unexercised immediately prior to the Effective Time (whether vested or unvested) will, at the Effective Time, be cancelled and converted into the right to receive (without interest) an amount in cash equal to the product of (x) the total number of shares of Company Common Stock underlying the Company Option multiplied by (y) the excess, if any, of the Merger Consideration over the exercise price of such Company Option. Any Company Option with an exercise price that is equal to or greater than the Merger Consideration will be cancelled for no consideration.

Each stock appreciation right (each, a “Company SAR”) that is outstanding and unexercised immediately prior to the Effective Time (whether vested or unvested) will, at the Effective Time, be cancelled and converted into the right to receive (without interest) an amount in cash equal to the product of (x) the total number of shares of Company Common Stock underlying the Company SAR multiplied by (y) the excess, if any, of the Merger Consideration over the exercise price of such Company SAR. Any Company SAR with an exercise price that is equal to or greater than the Merger Consideration will be cancelled for no consideration.

Each Company restricted stock unit (including Company deferred share units, each, a “Company RSU”) that is outstanding immediately prior to the Effective Time (whether vested or unvested) will, at the Effective Time, be cancelled and converted into the right to receive (without interest) an amount in cash equal to (x) the total number of shares of Company Common Stock underlying such Company RSU, multiplied by (y) the Merger Consideration.

Each restricted share of Company Common Stock (each, a “Company Restricted Share”) that is outstanding immediately prior to the Effective Time and becomes vested as of the Effective Time in accordance with the terms thereof, will, at the Effective Time, be cancelled and converted into the right to receive (without interest) payment in cash of an amount equal to the Merger Consideration. Each Company Restricted Share that is not vested as of the Effective Time will be cancelled for no consideration.

Conditions

Consummation of the Merger is subject to certain customary conditions, including, without limitation, (i) the approval by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of Company Common Stock entitled to vote (the “Stockholder Approval”) at a meeting of the Company’s stockholders to approve the Merger (the “Stockholders Meeting”); (ii) the absence of any law or order, issued by a court or governmental entity of competent jurisdiction, restraining, enjoining, prohibiting or preventing the consummation of the Merger; and (iii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and the expiration, termination or obtainment of any other required waiting or review period, notice or approval under the laws of certain jurisdictions. Each party’s obligation to consummate the Merger is subject to certain other conditions, including (a) the accuracy of the other party’s representations and warranties and (b) the other party’s compliance with its covenants and agreements contained in the Merger Agreement (in each case, subject to certain qualifications).

Representations, Warranties and Covenants

The Company has made customary representations and warranties in the Merger Agreement and has agreed to customary covenants, including with respect to, among other things, the operation of the business of the Company and its subsidiaries prior to the closing, convening and holding the Stockholders Meeting and, subject to certain customary exceptions, recommending that the Company’s stockholders vote to adopt the Merger Agreement and approve the Merger at the Stockholders Meeting. In addition, the Merger Agreement contains a customary “no shop” provision that, in general, prohibits the Company’s soliciting alternative acquisition proposals and, subject to a customary “fiduciary out” exception, providing non-public information in connection with, and engaging in discussions or negotiations regarding, unsolicited alternative acquisition proposals.

Regulatory Efforts

The parties have agreed to use their respective reasonable best efforts to take all actions necessary under the Merger Agreement and applicable laws to consummate the Merger, including obtaining all necessary waivers, approvals, orders and authorizations from governmental entities (including under the HSR Act), subject to certain limitations as provided in the Merger Agreement.

Termination

The Merger Agreement contains certain customary termination rights for the Company and Parent. Subject to certain limitations, the Merger Agreement may be terminated by either Parent or the Company if (i) the Stockholder Approval is not obtained, (ii) any court of competent jurisdiction or other governmental entity enacts, issues or promulgates any law or order permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger and such law, order or other action becomes final and non-appealable or (iii) the Effective Time has not occurred on or before 11:59 p.m., New York City time, on September 10, 2026 (the “Outside Date”), which is subject to an automatic extension (A) to December 10, 2026 (the “First Extended Outside Date”) if, at the Outside Date, all conditions are satisfied other than absence of legal restraints and receipt of regulatory approvals and (B) to March 10, 2027 if, at the First Extended Outside Date, all conditions are satisfied other than absence of legal restraints and receipt of regulatory approvals.

In addition, Parent may terminate the Merger Agreement (a) prior to the receipt of the Stockholder Approval, in the event that a Company Board Recommendation Change (as defined in the Merger Agreement) occurred or the Company willfully and materially breached its no shop covenant and (b) if the Company has breached any representation or warranty or failed to perform any covenant, such that the conditions relating to the accuracy of the Company’s representations and warranties or performance of covenants would fail to be satisfied (subject to a 30 day cure period). In addition, the Company may terminate the Merger Agreement if (a) prior to the receipt of the Stockholder Approval (i) the Company received a Superior Proposal (as defined in the Merger Agreement), (ii) the Company board of directors authorized the Company to enter into the definitive agreement contemplated by such Superior Proposal, (iii) the Company has complied with the “no shop” provision of the Merger Agreement, and (iv) substantially concurrently with such termination, the Company pays Parent a termination fee of $40,100,000 and (b) Parent or Merger Sub has breached any representation or warranty or failed to perform any covenant, such that the conditions relating to the accuracy of Parent’s or Merger Sub’s representations and warranties or performance of covenants would fail to be satisfied (subject to a 30 day cure period).

If the Merger Agreement is terminated by Parent if the Company board of directors has effected a Company Board Recommendation Change or if (a) the Merger Agreement is terminated by (i) either the Company or Parent if the Stockholder Approval is not obtained at the Stockholders Meeting, (ii) either the Company or Parent if the Merger has not been consummated on or before the Outside Date (as may be extended) or (iii) Parent if the Company has breached any representation, warranty or covenant, such that the conditions relating to the accuracy of Company’s representations and warranties or performance of covenants would fail to be satisfied, (b) an Acquisition Proposal (as defined in the Merger Agreement) has been publicly announced and not withdrawn prior to, in the case of termination due to clause (i) above, the date of the Stockholders Meeting or, in the case of termination due to clauses (ii) or (iii) above, prior to the date of termination and (c) within twelve months of the termination of the Merger Agreement, the Company enters into a definitive agreement with respect to an Acquisition Proposal or an Acquisition Transaction (as defined in the Merger Agreement), then, in each case, the Company shall be obligated to pay the termination fee of $40,100,000.

The representations, warranties, covenants and agreements of the Company contained in the Merger Agreement have been made solely for the benefit of Parent and Merger Sub. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Merger Agreement; (ii) have been qualified by (a) except for certain representations and warranties, certain matters set forth in the Company’s filings with the Securities and Exchange Commission prior to the date of the Merger Agreement and (b) confidential disclosures made to Parent and Merger Sub in the disclosure schedule delivered in connection with the Merger Agreement; (iii) are subject to certain materiality qualifications contained in the Merger Agreement, which may differ from what may be viewed as material by investors and (iv) were made only as of the date of the Merger Agreement and, in the event that the closing occurs, as of the date of the closing, or such other date as is specified in the Merger Agreement.

Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or its business. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The foregoing summary of the Merger Agreement is qualified in its entirety by the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed transaction by and among the Company, Parent, Merger Sub and Guarantor, the Company expects to seek, and intends to file with the Securities and Exchange Commission (“SEC”) a proxy statement on Schedule 14A (the “Proxy Statement”), the definitive version of which will be sent or provided to Company stockholders, in connection with a special meeting of the Company’s stockholders for purposes of obtaining, stockholder approval of the proposed transaction. The Company may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which the Company may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS AND DOCUMENTS INCORPORATED BY REFERENCE.

THEREIN, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, the Company’s investor relations website at investors.vimeo.com or by contacting the Company’s investor relations department at investors@vimeo.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed transaction and any other matters to be voted on at the special meeting. Information regarding the Company’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in the Company’s proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 29, 2025, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 19, 2025, and in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q, and will be included in the Proxy Statement (when available). Company stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Company directors and executive officers in the proposed transaction, which may be different than those of Company stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed transaction. You may obtain free copies of these documents using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements are based on the Company’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, Parent, Merger Sub and Guarantor, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the proposed transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the ability of the parties to consummate the proposed transaction in the anticipated time period or at all; (ii) the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction, including the receipt of required regulatory approval and the requisite approval of the Company’s stockholders; (iii) potential delays in consummation of the proposed transaction; (iv) risks associated with the disruption of management’s attention from ongoing business operations due to the pendency and announcement of the proposed transaction; (v) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; (vi) the Company’s ability to implement its business strategy; (vii) significant transaction costs associated with the proposed transaction; (viii) the risk that Company’s stock price may decline significantly if the proposed transaction is not consummated; (ix) the nature, cost and outcome of any potential litigation relating to the proposed transaction; (x) the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans and operations; (xi) the effects of the proposed transaction on relationships with employees, other business partners or governmental entities; (xii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (xiii) legislative, regulatory and economic developments affecting the Company’s business; (xiv) general economic and market developments and conditions; (xv) the evolving legal, regulatory and tax regimes under which the Company operates; (xvi) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect the Company’s financial performance; (xvii) restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; and (xviii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as the Company’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the Proxy Statement to be filed with the SEC in connection with the proposed transaction. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” in the Company’s most recent annual and quarterly reports filed with the SEC and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed from time to time and available at www.sec.gov. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, or liquidity. The forward-looking statements included herein are made only as of the date hereof. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 10, 2025, among Vimeo, Inc., Bending Spoons US Inc., Bending Spoons S.p.A., and Bloomberg Merger Sub Inc.*
99.1	Press Release, dated September 10, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2025

VIMEO, INC.

By:	/s/ Jessica Tracy
	Name:	Jessica Tracy
	Title:	General Counsel and Secretary